UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 5, 2017
Mettler-Toledo International Inc.
(Exact name of registrant as specified in its charter)

Delaware	File No. 001-13595	13-3668641
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Polaris Parkway Columbus, OH 43240 and Im Langacher 44 CH-8606 Greifensee, Switzerland
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 1-614-438-4511 and +41-44-944-22-11

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 5, 2017, the Board of Directors of Mettler-Toledo International Inc. (the “Company”) appointed Ms. Elisha Finney as a director of the Company, effective November 1, 2017, and determined Ms. Finney qualifies as an “independent director” for purposes of the New York Stock Exchange listing standards.

Ms. Finney’s compensation for her services as a director will be consistent with that of the Company’s other non-employee directors, as described in the Company’s annual proxy statement filed with the Securities and Exchange Commission on March 15, 2017. There are no arrangements or understandings between Ms. Finney and any other persons pursuant to which Ms. Finney was selected as a director, and there are no transactions in which Ms. Finney has an interest requiring disclosure under Item 404(a) of Regulation S-K. Ms. Finney has been named to the audit committee of the Company’s Board of Directors, effective November 1, 2017.

On July 5, 2017, the Company issued a press release announcing Ms. Finney's appointment. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

Also on July 5, 2017, the Board of Directors resolved to increase its size from nine people to ten people. The Board of Directors will remain at ten people until the next annual meeting of stockholders, at which stockholders will vote to elect nine directors and the size of the Board of Directors will again be fixed at nine people. Francis A. Contino will not seek re-election to the Board of Directors at the next annual meeting of stockholders, in accordance with Company policy that directors not seek election after their 72nd birthday.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

99.1    Press release, dated July 5, 2017, issued by Mettler-Toledo International Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METTLER-TOLEDO INTERNATIONAL INC.
Dated:	July 5, 2017	By:	/s/ James T. Bellerjeau
James T. Bellerjeau
General Counsel

Exhibit Index

Exhibit No.    Description

99.1	Press release, dated July 5, 2017, issued by Mettler-Toledo International Inc.